Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Certification of President and (Chief Executive Officer)

In connection with the Quarterly Report of Industrial Minerals, Inc. (the "Company") on Form 10-QSB for the fiscal quarter ending September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Wodar, President and (Chief Executive Officer) certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 November 14, 2007                /s/David Wodar
                                  ------------------
                                  David Wodar
                                  President and CE0